Exhibit 99.2

Exhibit 99.2
FOURTH QUARTER 2015
Supplemental Information

MEDICALPROPERTIESTRUST.COM
TABLE OF CONTENTS
COMPANY OVERVIEW
Company Information 3
FINANCIAL INFORMATION
Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7
PORTFOLIO INFORMATION
Lease Maturity and Mortage Loan Schedule 8 Investments and Revenue by Asset Type, Operator, State and Country 9 EBITDAR to Rent Coverage 12 Acquisitions and Summary of Development Projects 13
FINANCIAL STATEMENTS
Consolidated Statements of Income 14 Consolidated Balance Sheets 15 Detail of Other Assets 16
FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: the satisfaction of all conditions to, and the timely closing (if at all) of the Median sale-leaseback transactions; the Company financing of the transactions described herein; the capacity of Median and the Company’s other tenants to meet the terms of their agreements; Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.
On the Cover: Medical west freestanding Emergency Department-Hoover, Albama. Acquired in 2015.
Q4 2015 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer, Treasurer and Secretary Frank R. Williams, Jr. Senior Vice President, Senior Managing Director - Acquisitions BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Robert. E. Holmes, Ph.D. Sherry A. Kellett William G. McKenzie L. Glenn Orr, Jr. D. Paul Sparks, Jr. CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com Q4 2015 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman | *Director - Investor Relations*
(205) 397-8589
tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert | *Managing Director - Capital Markets*
(205) 397-8897
clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1
Standard & Poor's – BBB-


HIGHER
ACUTE CARE HOSPITALS
LONG-TERM ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST CRITICAL COMPONENTS OF HEALTHCARE DELIVERY.

- ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
- LONG-TERM ACUTE CARE HOSPITALS
- INPATIENT REHABILITATION FACILITIES
- NURSING HOMES
- ASSISTED LIVING
- HOME HEALTH CARE

MPT facility types shown in green.

Q4 2015 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)
(Amounts in thousands except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 58,238	$ 14,947	$ 139,598	$ 50,523
Participating securities' share in earnings	(248)	(311)	(1,029)	(895)
Net income, less participating securities' share in earnings	**$ 57,990**	**$ 14,636**	**$ 138,569**	**$ 49,628**
Depreciation and amortization	20,140	14,453	69,867	53,938
Gain on sale of real estate	-	(2,857)	(3,268)	(2,857)
Real estate impairment charges	-	-	-	5,974
Funds from operations	**$ 78,130**	**$ 26,232**	**$ 205,168**	**$ 106,683**
Write-off straight line rent and other	-	1,867	3,928	2,818
Unutilized financing fees / debt refinancing costs	48	1,407	4,367	1,698
Loan and other impairment charges	-	-	-	44,154
Acquisition expenses	4,345	18,456	61,342	26,389
Normalized funds from operations	**$ 82,523**	**$ 47,962**	**$ 274,805**	**$ 181,742**
Share-based compensation	2,521	2,516	10,237	8,694
Debt costs amortization	1,792	1,373	6,085	4,814
Additional rent received in advance[(A)]	(300)	(300)	(1,200)	(1,200)
Straight-line rent revenue and other	(11,118)	(6,474)	(34,218)	(22,986)
Adjusted funds from operations	**$ 75,418**	**$ 45,077**	**$ 255,709**	**$ 171,064**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.24	$ 0.08	$ 0.63	$ 0.29
Depreciation and amortization	0.09	0.08	0.32	0.31
Gain on sale of real estate	-	(0.01)	(0.01)	(0.01)
Real estate impairment charges	-	-	-	0.04
Funds from operations	**$ 0.33**	**$ 0.15**	**$ 0.94**	**$ 0.63**
Write-off straight line rent and other	-	0.01	0.02	0.02
Unutilized financing fees / debt refinancing costs	-	0.01	0.02	-
Loan and other impairment charges	-	-	-	0.26
Acquisition expenses	0.02	0.11	0.28	0.15
Normalized funds from operations	**$ 0.35**	**$ 0.28**	**$ 1.26**	**$ 1.06**
Share-based compensation	0.01	0.01	0.05	0.05
Debt costs amortization	0.01	0.01	0.03	0.03
Additional rent received in advance[(A)]	-	-	(0.01)	-
Straight-line rent revenue and other	(0.05)	(0.04)	(0.16)	(0.14)
Adjusted funds from operations	**$ 0.32**	**$ 0.26**	**$ 1.17**	**$ 1.00**

(A) Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q4 2015 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM
FINANCIAL INFORMATION
DEBT SUMMARY
(as of December 31, 2015)
($ amounts in thousands)
Debt Instrument Rate Type Rate Balance
2016 Unsecured Notes Fixed 5.59% (1) $ 125,000
Northland – Mortgage Capital Term Loan Fixed 6.20% 13,400
2018 Credit Facility Revolver Variable 1.65%–1.83% (2) 1,100,000
2019 Term Loan Variable 2.01%-2.08% 250,000
5.75% Notes Due 2020 (Euro) (3) Fixed 5.75% 217,240
6.875% Notes Due 2021 Fixed 6.88% 450,000
4.00% Notes Due 2022 (Euro) (3) Fixed 4.00% 543,100
6.375% Notes Due 2022 Fixed 6.38% 350,000
5.5% Notes Due 2024 Fixed 5.50% 300,000
$ 3,348,740
Debt Premium 2,168
Debt issuance costs (28,367)
Weighted average rate 4.04% $ 3,322,541
Rate Type as Percentage of Total Debt
Variable Fixed
40.3% 59.7%
Represents the weighted-average rate for four tranches of the Notes at December 31, 2015, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011.
Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.
At December 31, 2015, this represents a $1.3 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.
Represents 700 million of bonds issued in Euros and converted to U.S. dollars at December 31, 2015.
Q4 2015 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM
FINANCIAL INFORMATION
DEBT MATURITY SCHEDULE
(as of December 31, 2015)
($ amounts in thousands)
Debt Instrument 2016 2017 2018 2019 2020 Thereafter
2016 Unsecured Notes $ 125,000 $ — $ — $ — $ — $ -
Northland – Mortgage Capital Term Loan 299 320 12,781 — — -
2018 Credit Facility Revolver — — 1,100,000 — — -
2019 Term Loan — — — 250,000 — -
5.75% Notes Due 2020 (Euro) — — — — 217,240 -
6.875% Notes Due 2021 — — — — — 450,000
4.00% Notes Due 2022 (Euro) — — — — — 543,100
6.375% Notes Due 2022 — — — — — 350,000
5.5% Notes Due 2024 — — — — — 300,000
$ 125,299 $ 320 $ 1,112,781 $ 250,000 $ 217,240 $ 1,643,100
$1,800,000
$1,643,100
$1,600,000
$1,400,000
$1,200,000
$1,112,781
$1,000,000
$800,000
$600,000
$400,000
$250,000
$217,240
$200,000
$125,299
$320
$-
2016 2017 2018 2019 2020 Thereafter
2016 Unsecured Notes Northland – Mortgage Capital Term Loan 2018 Credit Facility Revolver
2019 Term Loan 5.75% Notes Due 2020 (Euro) 4.00% Notes Due 2022 (Euro)
6.875% Notes Due 2021 6.375% Notes Due 2022 5.5% Notes Due 2024
Q4 2015 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM
PORTFOLIO INFORMATION
LEASE AND MORTGAGE LOAN MATURITY SCHEDULE
(as of December 31, 2015)
($ amounts in thousands)
(1) Percent of Total
Years of Maturities Total Leases/Loans Base Rent/Interest (2) Base Rent/Interest
2016 1 $ 2,250 0.5%
2017 — — 0.0%
2018 1 1,989 0.5%
2019 2 4,994 1.2%
2020 5 9,185 2.1%
2021 2 10,609 2.5%
2022 15 72,123 16.9%
2023 4 12,380 2.9%
2024 2 4,768 1.1%
2025 8 20,375 4.8%
Thereafter 144 287,843 67.5%
184 ## $ 426,516 100.0%
Percentage of
Total Base
Rent/Interest
80%
70% 67.5%
60%
50%
40%
30%
20% 16.9%
10% 4.8%
0.5% 0.0% 0.5% 1.2% 2.1% 2.5% 2.9% 1.1%
0%
(1) Excludes 9 of our properties that are under development. Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(2) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).
Q4 2015 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM
PORTFOLIO INFORMATION
INVESTMENTS AND REVENUE BY ASSET TYPE
(as of December 31, 2015)
($ amounts in thousands)
Asset Types Total Percentage of Total Percentage of
Assets (B) Gross Assets Revenue Total Revenue
General Acute Care Hospitals (A) $ 3,464,958 59.1% $ 255,029 57.7%
Inpatient Rehabilitation Hospitals 1,526,661 26.0% 134,198 30.4%
Long-Term Acute Care Hospitals 458,316 7.8% 52,651 11.9%
Other assets 417,344 7.1% — -
Total $ 5,867,279 100.0% $ 441,878 100.0%
Accumulated depreciation and amortization (257,928)
Total assets $ 5,609,351
Domestic Investments by Asset Type Domestic Revenue by Asset Type
0.0%
10.6%
General Acute Care
Hospitals 14.7%
9.4%
Inpatient Rehabilitation
Hospitals 14.3%
11.2%
Long-Term Acute Care
68.8% 71.0%
Hospitals
Other assets
Total Investments by Asset Type Total Revenue by Asset Type
0.0%
7.1%
General Acute Care
Hospitals 11.9%
7.8%
Inpatient Rehabilitation
Hospitals
30.4%
26.0% 57.7%
59.1% Long-Term Acute Care
Hospitals
Other assets
(A) Inlcudes three medical office buildings
(B) Includes loans to operators and investments in our Spain and Italy joint ventures.
Q4 2015 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(as of December 31, 2015)

($ amounts in thousands)

Operators		Total Assets		Percentage of Gross Assets		Total Revenue	Percentage of Total Revenue
Prime Healthcare	$	1,032,353		17.6%	$	104,325	23.6%
Capella Healthcare, Inc.		1,015,914	(1)	17.3%		28,567	6.4%
MEDIAN		978,529		16.7%		78,540	17.8%
Ernest Health, Inc.		569,375		9.7%		61,988	14.0%
IASIS Healthcare		347,612		6.0%		27,714	6.3%
23 operators		1,506,152		25.6%		140,744	31.9%
Other assets		417,344		7.1%		-	-
Total	$	5,867,279		100.0%	$	441,878	100.0%
Accumulated depreciation and amortization		(257,928)					
Total assets	$	5,609,351					

(1) Includes $79 million of cash on hand.


Investments by Operator
Revenue by Operator
17.6%
17.3%
16.7%
9.7%
6.0%
25.6%
7.1%
Prime Healthcare
Capella Healthcare, Inc.
MEDIAN
Ernest Health, Inc.
IASIS Healthcare
23 operators
Other assets
23.6%
6.4%
17.8%
14.0%
6.3%
31.9%

Q4 2015 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(as of December 31, 2015)

($ amounts in thousands)

U.S. States and Other Countries	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Texas	$ 917,314	15.6%	$ 87,541	19.8%
California	547,085	9.3%	66,120	15.0%
New Jersey	338,847	5.8%	27,688	6.3%
Arkansas	278,646	4.8%	9,311	2.1%
Oklahoma	277,742	4.7%	9,354	2.1%
24 Other States	1,959,111	33.4%	158,848	35.9%
Other assets (1)	243,320	4.2%	-	-
United States	**$ 4,562,065**	**77.8%**	**$ 358,862**	**81.2%**
Germany	$ 978,529	16.7%	$ 78,540	17.8%
Italy (1)	97,364	1.6%	-	-
Spain (1)	13,668	0.2%	111	0.0%
U.K.	41,629	0.7%	4,365	1.0%
Other assets (1)	174,024	3.0%	-	-
International	**$ 1,305,214**	**22.2%**	**$ 83,016**	**18.8%**
Total	$ 5,867,279	100.0%	$ 441,878	100.0%
Accumulated depreciation and amortization	(257,928)			
Total assets	**$ 5,609,351**			

(1) Includes our equity investments, of which related income is reflected in other income in our income statement.

Investments by U.S. State


4.2%
15.6%
9.3%
5.8%
4.8%
4.7%
33.4%
Texas
California
New Jersey
Arkansas
Oklahoma
24 Other States
Other assets (1)

Revenue by U.S. State


19.8%
15.0%
6.3%
2.1%
2.1%
35.9%

Investments by Country


1.6%
0.2%
0.7%
16.7%
3.0%
77.8%
United States
Germany
Italy (1)
Spain (1)
U.K.
Other assets (1)

Revenue by Country


0.0%
1.0%
17.8%
81.2%

Q4 2015 | SUPPLEMENTAL INFORMATION 11

0 1 2 3 4 5 6 YOY Same
0x 0x 0x 0x 0x 0x 0x and
4.5x Store
4.5x Sequential
4.5x EBITDAR
4.5x Quarter (1)
1.8x Rent PORTFOLIO
1.9x Comparisons
1.9x by Coverage
1.9x
2.4x Property
2.9x Type
2.8x
2.9x
3.7x INFORMATION
3.7x
3.7x
3.7x
MEDICALPROPERTIESTRUST
.
COM
General Acute Care Long-Term Acute Care Inpatient Rehabilitation Total Portfolio
Hospitals Hospitals Facilities
Q3 2014 (YoY) Q3 2015 (YoY) Q2 2015 (QoQ) Q3 2015 (QoQ)
Stratification of Portfolio EBITDAR Rent Coverage
Investment (in Percentage of
EBITDAR Rent Coverage TTM No. of Facilities
MM) Investment
Greater than or equal to 4.50x $ 304 6 14%
3.00x—4.49x $ 180 3 8%
1.50x—2.99x $ 154 3 7%
Less than 1.50x $ 30 1 1%
Total Master Leased and/or with Parent
$ 1,537 52 70%
Guaranty: 3.1x
General Acute Master Leased and/or with
$ 800 18 36%
Parent Guaranty: 3.7x
Inpatient Rehabilitation Facilities Master
$ 345 14 16%
Leased and/or with Parent Guaranty: 2.4x
Long-Term Acute Care Hospitals Master
$ 392 20 18%
Leased and/or with Parent Guaranty: 2.0x
Greater than or equal to 4.50x
18% 14%
3.00x—4.49x
8%
1.50x—2.99x
16% 7%
Less than 1.50x
General Acute Master Lease or Parent
Guaranty
1% Rehab Master Lease or Parent Guaranty
36%
LTACH Master Lease or Parent
Guaranty
Notes:
Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.
Freestanding ERs will be reported as a distinct property type, but are not included in this information because they have less than 24 months of financial reporting data.
All data presented is on a trailing twelve month basis. (1) EBITDAR adjusted for non-recurring items.
Q4 2015 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

ACQUISITIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015

($ amounts in thousands)

Name	Operator	Location	Property Type	Acquisition / Development	Investment / Commitment
Weslaco Regional Rehabilitation Hospital	Ernest Health	Weslaco, TX	Inpatient Rehabilitation Hospital	Acquisition	$ 15,700
St. Joseph Medical Center	Prime Healthcare	Kansas City, MO	Acute Care Hospital	Acquisition	110,000
St. Mary's Medical Center	Prime Healthcare	Blue Springs, MO	Acute Care Hospital	Acquisition	40,000
Adeptus Health	Adeptus Health	Various	Acute Care Hospital	Development	250,000
Rehabilitation Hospital of Northwest Ohio	Ernest Health	Toledo, OH	Inpatient Rehabilitation Hospital	Development	19,212
Trustpoint Rehabilitation Hospital of Lubbock	Ernest Health	Lubbock, TX	Inpatient Rehabilitation Hospital	Acquisition	32,820
Texas Specialty Hospital	Ernest Health	Lubbock, TX	Long-Term Acute Care	Acquisition	10,725
IMED**	IMED Valencia	Valencia, Spain	Acute Care Hospital	Development	24,000
Capella [1]	Capella Healthcare, Inc.	Various	Acute Care Hospital	Acquisition	900,000
Lake Huron Medical Center	Prime Healthcare	Port Huron, MI	Acute Care Hospital	Acquisition	30,000
St. Clare's Health System [2]	Prime Healthcare	Various	Acute Care Hospital	Acquisition	100,000
Valore[3]**	Policlinico Di Monza	Italy	Acute Care Hospital	Acquisition	96,400
Kershaw Health	Capella Healthcare, Inc.	Camden, SC	Acute Care Hospital	Acquisition	35,000
Hanover**	RHM	Hanover, Germany	Inpatient Rehabilitation Hospital	Acquisition	20,366
Total Investments / Commitments					$ 1,684,223

*** Exchange rate as of date of acquisition used for foreign investments.*

(1) Includes a portfolio of seven hospitals in five states for $600 million and an equity investment and acquisition loan of approximately $300 million. The investment amount excludes cash of approximately $89 million acquired at time of acquisition.

(2) Includes three licensed hospitals and one free-standing emergency department and health center in northwest New Jersey.

(3) Includes 8 facilities in Italy acquired through a joint venture in an Italian Regulated Fund.

SUMMARY OF DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2015

($ amounts in thousands)

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 12/31/2015	Estimated Completion Date
First Choice ER - Houston	Houston, TX	Acute Care Hospital	Adeptus Health	$ 5,257	$ 2,535	1Q 2016
First Choice ER - Denver	Denver, CO	Acute Care Hospital	Adeptus Health	5,300	2,435	2Q 2016
First Choice ER - Phoenix	Phoenix, AZ	Acute Care Hospital	Adeptus Health	6,728	3,275	2Q 2016
First Choice ER - San Antonio	San Antonio, TX	Acute Care Hospital	Adeptus Health	7,530	3,690	2Q 2016
First Choice ER	Texas	Acute Care Hospital	Adeptus Health	16,422	3,924	2Q 2016
Rehabilitation Hospital of Northwest Ohio	Toledo, OH	Inpatient Rehabilitation Hospital	Ernest Health	19,212	13,693	2Q 2016
First Choice ER - Houston	Houston, TX	Acute Care Hospital	Adeptus Health	45,961	19,613	3Q 2016
First Choice Emergency Rooms	Various	Acute Care Hospital	Adeptus Health	200,090	-	Various
				$ 306,500	$ 49,165	

Q4 2015 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2014 (A)
Revenues				
Rent billed	$ 70,253	$ 50,066	$ 247,604	$ 187,018
Straight-line rent	8,372	2,859	23,375	13,507
Income from direct financing leases	18,660	12,368	58,715	49,155
Interest and fee income	34,261	16,813	112,184	62,852
Total revenues	**131,546**	**82,106**	**441,878**	**312,532**
Expenses				
Real estate depreciation and amortization	20,140	14,453	69,867	53,938
Impairment charges	-	-	-	50,128
Property-related	1,184	450	3,792	1,851
Acquisition expenses **(B)**	4,345	18,456	61,342	26,389
General and administrative	11,314	11,438	43,639	37,274
Total operating expenses	**36,983**	**44,797**	**178,640**	**169,580**
Operating income	**94,563**	**37,309**	**263,238**	**142,952**
Interest and other income (expense)	(35,741)	(22,171)	(121,808)	(91,813)
Income tax expense	(484)	(109)	(1,503)	(340)
Income from continuing operations	**58,338**	**15,029**	**139,927**	**50,799**
Income (loss) from discontinued operations	-	-	-	(2)
Net income	**58,338**	**15,029**	**139,927**	**50,797**
Net income attributable to non-controlling interests	(100)	(82)	(329)	(274)
Net income attributable to MPT common stockholders	$ 58,238	$ 14,947	$ 139,598	$ 50,523
Earnings per common share – basic:				
Income from continuing operations	$ 0.24	$ 0.08	$ 0.64	$ 0.29
Income from discontinued operations	-	-	-	-
Net income attributable to MPT common stockholders	$ 0.24	$ 0.08	$ 0.64	$ 0.29
Earnings per common share – diluted:				
Income from continuing operations	$ 0.24	$ 0.08	$ 0.63	$ 0.29
Income from discontinued operations	-	-	-	-
Net income attributable to MPT common stockholders	$ 0.24	$ 0.08	$ 0.63	$ 0.29
Dividends declared per common share	$ 0.22	$ 0.21	$ 0.88	$ 0.84
Weighted average shares outstanding – basic	237,011	172,411	217,997	169,999
Weighted average shares outstanding – diluted	237,011	172,604	218,304	170,540

(A) *Financials have been derived from the prior year audited financial statements*

(B) *Includes $1.3 million and $37.0 million in real estate transfer taxes in the quarter and year ended December 31, 2015, respectively.*
Includes $3.9 million and $5.8 million in real estate transfer taxes in the quarter and year ended December 31, 2014, respectively.

Q4 2015 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM
FINANCIAL STATEMENTS
MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(Amounts in thousands except per share data)
December 31, 2015 December 31, 2014
(Unaudited) (A)
ASSETS
Real estate assets
Land, buildings and improvements, and intangible lease assets $ 3,248,540 $ 2,149,612
Construction in progress and other 49,165 23,163
Net investment in direct financing leases 626,996 439,516
Mortgage loans 757,581 397,594
Gross investment in real estate assets 4,682,282 3,009,885
Accumulated depreciation and amortization (257,928) (202,627)
Net investment in real estate assets 4,424,354 2,807,258
Cash and cash equivalents 195,541 144,541
Interest and rent receivables 46,939 41,137
Straight-line rent receivables 82,155 59,128
Other assets 860,362 668,266
Total Assets $ 5,609,351 $ 3,720,330
LIABILITIES AND EQUITY
Liabilities
Debt, net $ 3,322,541 $ 2,174,648
Accounts payable and accrued expenses 137,356 112,623
Deferred revenue 29,358 27,207
Lease deposits and other obligations to tenants 12,831 23,805
Total liabilities 3,502,086 2,338,283
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares;
no shares outstanding — -
Common stock, $0.001 par value. Authorized 500,000 shares;
issued and outstanding—236,744 shares at December 31, 2015
and 172,743 shares at December 31, 2014 237 172
Additional paid in capital 2,593,827 1,765,381
Distributions in excess of net income (418,650) (361,330)
Accumulated other comprehensive loss (72,884) (21,914)
Treasury shares, at cost (262) (262)
Total Medical Properties Trust, Inc. Stockholders’ Equity 2,102,268 1,382,047
Non-controlling interest 4,997 -
Total equity 2,107,265 1,382,047
Total Liabilities and Equity $ 5,609,351 $ 3,720,330
Financials have been derived from the prior year audited financial statements but includes a $27 million reclass of debt issue costs from Other Assets to Debt, net in accordance with our early adoption of ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs.
Q4 2015 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF DECEMBER 31, 2015

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income[3]	Security / Credit Enhancements
Non-Operating Loans				
Vibra Healthcare acquisition loan[1]	$ 8,417	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,234	9.50%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	4,684	11.36%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Alecto working capital	16,680	11.12%		Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	12,495	10.40%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,667	8.99%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	10,408			
	80,585			
Operating Loans				
Ernest Health, Inc.[2]	93,200	15.00%	$ 15,031	Secured and cross-defaulted with real estate and guaranteed by Parent
Capella	487,685 [6]	8.00%	13,260	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,352		408	Secured and cross-defaulted with real estate and guaranteed by Parent
	584,237		**28,699**	
Equity investments [7]				
Domestic	19,182		2,733	
International [5]	110,155		116	
Lease and cash collateral	2,487			Not applicable
Other assets[4]	63,716			Not applicable
Total	$ 860,362		$ 31,548	

(1) Original amortizing acquisition loan was $41 million; loan matures in 2019.
(2) Cash rate is 10% effective March 1, 2014.
(3) Income earned on operating loans is reflected in the interest income line of the income statement.
(4) Includes prepaid expenses, office property and equipment and other.
(5) Includes equity investments in Spain, Italy, and Germany.
(6) Includes funding of $100 million for a property located in Olympia, Washington in which we are waiting on customary state regulatory approvals along with approximately $79 million of cash acquired.
(7) All earnings in income from equity investments are reported on a one quarter lag basis.

Q4 2015 | SUPPLEMENTAL INFORMATION 16

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com
Contact:
Charles Lambert, Managing Director - Capital Markets
(205) 397-8897 or clambert@medicalpropertiestrust.com or Tim Berryman, Director - Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com
At the Very heArt of heAlthcAre.